UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 3, 2005

                               GRIFFON CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        1-6620                 11-1893410
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
        of Incorporation)             File Number)        Identification Number)


        100 Jericho Quadrangle Jericho, New York                  11753
        (Address of Principal Executive Offices)                (Zip Code)

                                 (516) 938-5544
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

            On November 3, 2005, Griffon Corporation held a conference call to discuss financial results for the quarter and year ended September 30, 2005. The script related to such call is furnished as Exhibit 99.1 hereto.

            "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this filing, including without limitation statements regarding the company's financial position, business strategy and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this filing, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, results of integrating acquired businesses into existing operations, competitive factors and pricing pressures for resin and steel, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.


Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits

         99.1      Script.

            The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GRIFFON CORPORATION


                                            By: /s/Eric Edelstein
                                               -------------------------------
                                               Eric Edelstein
                                               Executive Vice President and
                                               Chief Financial Officer


Date:   November 8, 2005


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


                                 Exhibit Index


        99.1     Script.


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